UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

SCOPUS BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39788	82-1248020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 300

New York, New York 10170

(Address of principal executive offices)

(212) 479-2513

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCPS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2022, Scopus BioPharma Inc. (the “Company”) received deficiency notification letters from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq’s majority independent director requirement (“Majority Independent Requirement”) and audit and compensation committee requirements (“Audit and Compensation Committee Requirements”), each as set forth in Nasdaq Listing Rule 5605.

On December 20, 2021, the Company held its annual meeting (the “Annual Meeting”) where, based on the election results certified on January 5, 2022 (the “Election Results Certification”), two independent incumbent directors were not re-elected and were replaced by two new directors (the “New Directors”). To date, the Company has not been able to determine the independence of the New Directors. Since the independence status of the New Directors is unclear, the Company no longer complies with the Majority Independent Requirement. The Company has 45 days from receipt of the deficiency notification letters on March 18, 2022 to submit to Nasdaq a plan for regaining compliance. If such plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from March 18, 2022 for the Company to evidence compliance.

Further, one of the independent incumbent directors that was not re-elected at the Annual Meeting was a member of the Company’s Audit Committee and Compensation Committee and, upon his leaving such committees in connection with the Election Results Certification, the Company’s Audit Committee and Compensation Committee are no longer compliant with the Audit and Compensation Committee Requirement. Consistent with Nasdaq Listing Rules 5605(c)(4) and 5605(d)(2), Nasdaq has provided the Company a cure period in order to regain compliance: (i) until the earlier of the Company’s next annual stockholders’ meeting or January 5, 2023, or (ii) if the next annual stockholders’ meeting is held before July 5, 2022, then the Company must evidence compliance no later than July 5, 2022.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company publicly disclose the deficiency within four (4) business days after the date of the deficiency letters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPUS BIOPHARMA INC.

Dated: March 24, 2022	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman